UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 13, 2007

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 13, 2007, NewStar Financial, Inc. issued a press release announcing results for the third quarter ended September 30, 2007. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On November 13, 2007, NewStar Financial, Inc. issued a press release announcing that it has entered into a $125 million private placement with certain institutional investors. The press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release of NewStar Financial, Inc. dated November 13, 2007.

99.2 Press Release of NewStar Financial, Inc. dated November 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: November 13, 2007	By:	/s/ JOHN K. BRAY
John K. Bray
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of NewStar Financial, Inc. dated November 13, 2007.

99.2	Press Release of NewStar Financial, Inc. dated November 13, 2007.